UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2009
SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32711	41-2021446

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

800 LaSalle Avenue, Suite 2100
Minneapolis, MN	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 851-1500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 11, 2009, SoftBrands, Inc. entered into a Sixth Amendment to Credit Agreement with Wells Fargo Foothill, Inc. The Sixth Amendment decreased the minimum level of “EBITDA” required for the twelve month period ending June 30, 2009 from $12,000,000 to $10,750,000. A copy of the Sixth Amendment to Credit Agreement is attached hereto as Exhibit 10.26 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.26	Sixth Amendment to Credit Agreement, dated as of June 11, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOFTBRANDS, INC.
Date: June 16, 2009	By:	/s/ GREGG A. WALDON
Gregg A. Waldon
Senior Vice President, Chief Financial Officer and Secretary

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